UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2024

Broadcom Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3421 Hillview Avenue
Palo Alto, California 94304
(Address of principal executive offices including zip code)

(650) 427-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Broadcom Inc. (the “Company”) completed its acquisition of VMware, Inc. (“VMware”, and such acquisition, the “VMware Merger”) on November 22, 2023.  The Company is filing this Current Report on Form 8-K to provide certain pro forma financial information regarding the VMware Merger for the two fiscal quarters ended May 5, 2024 and year ended October 29, 2023.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the VMware Merger, for the two fiscal quarters ended May 5, 2024 and year ended October 29, 2023, and the accompanying notes thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information of Broadcom Inc. for the two fiscal quarters ended May 5, 2024 and year ended October 29, 2023, and the accompanying notes thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Broadcom Inc.

Date: July 8, 2024	By:	/s/ Kirsten M. Spears
Name: Kirsten M. Spears
Title: Chief Financial Officer and Chief Accounting Officer